Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 24:-	SUBSEQUENT EVENTS

i.	On January 18, 2018, Matrix acquired 50.1% of the share capital of Alius in the United States for approximately $3,000, plus an additional $3,000 to be paid in two years. Matrix and the Seller have a mutual option to sell and purchase the remaining shares within two years following the completion date of the agreement. Alius provides consulting services in the area of regulatory and compliance in the US financial market.

ii.	In the first quarter of 2018, Sapiens acquired 100% of Adaptik Corporation (“Adaptik”), by a way of merger between Adaptik and one of Sapiens’ subsidiaries in the US. Adaptik is a New Jersey company engaged in the development of software solutions for P&C insurers, including policy administration, rating, billing, customer management, task management and product design

iii.	On January 31, 2018, the Company consummated a private placement to qualified investors in Israel, of an additional, aggregate NIS 150 million par value of Series A Secured Debentures. The aggregate gross proceeds totaled NIS 155,205 (approximately $45.6 million), excluding issuance costs of $225. As a result of the private placement, the total outstanding principal amount of the Series A Secured Debentures increased to approximately NIS 239.5 million (approximately $69.1 million). The terms of the Series A Secured Debentures sold in the private placement are identical in all respects to those of the Series A Secured Debentures sold in the Company’s September 2015 public offering. In accordance with the terms of the indenture related to Series A Secured debentures, Formula pledged additional 1,692,954 shares of Matrix and 3,487,198 shares of Magic.